
USA TRUCK
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4th Quarter 2013 Earnings Call Presentation
February 11, 2014

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USA TRUCK

Disclosure

Financial information in this presentation is preliminary and based upon information available to the Company as of the date of this presentation. As such, this information remains subject to the completion of normal quarter-end closing and interim review procedures, which could result in changes, some of which could be material, to the preliminary information provided in this presentation.

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. These statements generally may be identified by their use of terms or phrases such as "expects," "estimates," "anticipates," "projects," "believes," "plans," "goals," "intends," "may," "will," "should," "could," "potential," "continue," "future" and terms or phrases of similar substance. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Accordingly, actual results may differ materially from those set forth in the forward-looking statements. Readers should review and consider the factors that may affect future results and other disclosures by the Company in its press releases, Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur.

All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by this cautionary statement.

References to the "Company," "we," "us," "our" and words of similar import refer to USA Truck, Inc. and its subsidiary.

Increased Revenue Year-over-Year

- ★ Grew consolidated base revenue 6.2%
- ★ Increased Trucking base revenue 6.9%
- ★ Increased Asset-Light base revenue
  - – Brokerage revenue growth of 28.1% partially offset by expected declines in Intermodal



($/M)
Consolidated Base Revenue (1)
120
110
100
90
80
107.1
113.6
Q4 2012
Q4 2013



($/M)
Trucking Base Revenue (1)
85
80
75
70
65
60
77.9
83.3
Q4 2012
Q4 2013



($/M)
Asset-Light Base Revenue (1)
35
30
25
20
29.2
30.4
Q4 2012
Q4 2013

(1) Base revenue excludes fuel surcharge revenue

USA TRUCK

Quarterly Revenue Increases

- ★ Consolidated base revenue grew year-over-year each quarter of FY 2013
  - – FY 2013: Up 8.6% year-over-year
- ★ Trucking base revenue grew year-over-year each quarter of FY 2013
  - – 6 consecutive quarters of sequential growth
  - – FY 2013: 9.6% higher than 2012
- ★ Asset-light revenue:
  - – Brokerage revenue increase of 19.2% for 2013 offset by expected declines in Intermodal
- ★ Gains in Trucking are driving consolidated base revenue increases

(1) Base revenue excludes fuel surcharge revenue



($/M)
Total Base Revenue (1)
120
110
100
90
80
104.9
111.5
113.9
113.6
97.8
103.5
100.3
107.1
FY 2012
FY2013



($/M)
Consolidated Base Revenue (1)
500
450
400
350
300
408.7
443.9
FY 2012
FY 2013



($/M)
Trucking Base Revenue (1)
85
80
75
70
65
79.8
81.4
81.8
83.3
75.9
71.8
72.0
77.9
FY 2012
FY2013



($/M)
Trucking Base Revenue (1)
320
280
240
200
297.6
326.3
FY 2012
FY 2013



($/M)
Asset-Light Base Revenue (1)
35
30
25
20
25.1
30.1
32.1
30.4
21.9
31.7
28.3
29.2
FY 2012
FY2013



($/M)
Asset-Light Base Revenue (1)
125
100
75
50
111.1
117.6
FY 2012
FY 2013

Improved Operating Performance

- Operating expenses, excluding non-cash charge, essentially flat for the quarter
- Q4 Adjusted operating income [2] of $1.3 million
  - First quarter of positive operating income since Q2 2011
- $20.6 million improvement in FY Adjusted operating income[2]
  - Trucking contributed approximately $18 million of the improvement
- Q4 Adjusted EBITDA[3] grew by 69% to $12.8 million


Consolidated Operating Leverage Q4 2013 vs. Q4 2012
8.0%
6.0%
4.0%
2.0%
0.0%
6.2%
1.1%
Base Revenue % Inc. (1)
Operating Exp. % Inc. (2)


Consolidated Operating Leverage 2013 vs. 2012
10%
8%
6%
4%
2%
0%
8.6%
4.1%
Base Revenue % Inc. (1)
Operating Exp. Inc (2)


($/M) Consolidated Adjusted Operating Income (2)
2
1
0
-1
-2
-3
-4
(3.8)
1.3
Q4 2012
Q4 2013


($/M) Consolidated Adjusted Operating Income (2)
0
-5
-10
-15
-20
-25
-23.3
-2.7
2012
2013


($/M) Consolidated Adjusted EBITDA (3)
16
12
8
4
0
7.6
12.8
Q4 2012
Q4 2013


($/M) Consolidated Adjusted EBITDA (3)
50
40
30
20
10
0
22.1
43.0
2012
2013

(1) Base revenue excludes fuel surcharge revenue
(2) Excluding non-cash charge to adjust the long-term claims liability reserve
(3) Excluding above-mentioned non-cash charge and legal and related defense expenses

Executing Turnaround Plan

- ★ Revenue increases outpaced operating expense increases each quarter of 2013
- ★ Difference between revenue and operating expense growth widened in 2H of the year
- ★ Restored positive Adjusted operating income[(2)]
- ★ Ongoing sequential Adjusted EBITDA[(3)] margin improvements



Consolidated Operating Leverage
15%
10%
5%
0%
7.2% 3.5%
7.7% 5.1%
13.5% 6.8%
6.2% 1.1%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Base Revenue Y/Y % Increase (1)
Operating Exp. Y/Y% Increase (2)



($/M)
Consolidated Operating Income/(Loss) (2)
1
0
-1
-2
-3
-2.8
-0.4
-0.2
1.3
Q1 2013
Q2 2013
Q3 2013
Q4 2013



($/M)
Cons. Adj. EBITDA/Adj. EBITDA Margin (3)
14
12
10
8
6
4
2
0
6.2%
7.1%
8.5%
9.1%
8.1
10.0
12.0
12.8
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Q1 2013
Q2 2013
Q3 2013
Q4 2013

(1) Base revenue excludes fuel surcharge revenue
(2) Excluding non-cash charge to adjust the long-term claims liability reserve
(3) Excluding above-mentioned non-cash charge and legal and related defense expenses

Q4 Operating Improvements

- ★ Better asset utilization
- ★ Further extension of average length of haul without compromising rate per loaded mile
- ★ Annualized driver turnover in line with industry average and compared to unusually strong Q4 2012

	Q4 2012	Q4 2013	Improve-ment
Total Miles (000s)	52,968	57,079	7.8%
Weekly Revenue Per Seated Truck ($)	2,840	2,977	4.7%
Weekly Miles Per Seated Truck	1,931	2,030	5.1%
Average Length of Haul	556	608	9.4%
Rate per Loaded Mile ($)	1.671	1.680	0.6%
# Seated Trucks	2,087	2,139	2.5%
Trucks Unseated	4.2%	4.3%	10bp
Annualized Driver Turnover	97.9%	106.5%	860bp

Continued Gains in Key Productivity Levers

2013 Operating Improvements

USA TRUCK

- Across the board improvements in key operating metrics
- Simultaneous improvements in:
  - Pricing and length of haul
  - Seated trucks and driver productivity

	FY 2012	FY 2013	Improve-ment
Total Miles (000s)	205,776	223,923	8.8%
Weekly Revenue Per Seated Truck ($)	2,829	2,957	4.5
Weekly Miles Per Seated Truck	1,956	2,027	3.6%
Average Length of Haul	542	599	10.5%
Rate per Loaded Mile ($)	1.632	1.654	1.3%
# Seated Trucks	2,012	2,119	5.3%
Trucks Unseated	7.9%	5.1%	280bp
Annualized Driver Turnover	124.0%	102.2%	2180bp

Demonstrated Progress in Executing Turnaround Plan

Sustainable Operational Improvements

USA TRUCK

- ★ Redesigned freight network
  - Rationalized underperforming lanes
- ★ Increasing lane density
- ★ Improving lane flow



Rate per Loaded Mile
$1.70
$1.68
$1.66
$1.64
$1.62
$1.60
1.61
1.62
1.61
1.67
1.64
1.62
1.66
1.68
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013



Miles
Average Length of Haul
620
600
580
560
540
520
500
480
527
527
557
556
589
597
602
608
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Improving Asset Utilization

Sustainable Operational Improvements

USA TRUCK

- ★ Year-over-year gains in number of seated trucks reflect implementation of recruiting program enhancements
- ★ Consistent seated truck count throughout 2013
- ★ % trucks unseated moving toward 4.0% goal



Seated Trucks
2,200
2,100
2,000
1,900
1,800
2116
2116
2111
2139
2099
1919
1944
2087
Q1
Q2
Q3
Q4
2013
2012



Miles/Week
Weekly Miles per Seated Truck
2,100
2,000
1,900
1,800
1,700
2008
2062
2001
1943
1955
1988
1951
1850
Q1
Q2
Q3
Q4
2013
2012



% Trucks Unseated
15%
10%
5%
0%
5.9%
11.6%
9.9%
4.2%
4.1%
5.6%
6.2%
4.3%
Q1
Q2
Q3
Q4
2013
2012

Improving Asset Utilization

USA TRUCK

Gaining Market Share

- Approximately $36 million in annual net new revenue in Q4 and approximately $152 million for FY 2013
  - New customer additions
  - Increased volume with existing customers
- 3 new Fortune 100 customers among top 10
- Expanding share of customer transportation spend
  - 96% top 100 customers purchased more than one product vs. 67% for Q4 2012
- Steadily growing sales funnel across all product lines
  - Pipeline has increased more than 5-fold since the beginning of the year
- Growth faster than industry peers

Continuing to Gain Market Share

Balance Sheet and Liquidity

(000s)

	12/31/13	9/30/13	6/30/13	12/31/12
Total Debt	128,890	$140,897	$145,946	$138,285
Total Capitalization	$229,415	$246,069	$251,549	$247,715
Debt, less cash, to Total Capitalization	56.2%	57.3%	57.8%	55.8%

	Three months ended,			
	12/31/13	9/30/13	6/30/13	3/31/13
Cash Flow from Operations	$9,173	$7,888	$13,727	$5,104

Capital Expenditures	$40,736
Proceeds on sale of assets	($15,928)
Net Capex	$24,808

Reduced Debt by Another $12 Million in Q4

USA TRUCK

Turnaround Plan

Implementing 14 high-leverage activities to achieve strategic objectives:

- ★ Operational execution
- ★ Profitable revenue growth
- ★ Cost effectiveness

Earnings Levers

- Drive revenue growth
  - Increase asset utilization
  - Improved driver retention
- Reduce insurance & claims expense
- Increase fleet fuel economy
- Reduce maintenance operating expenses

Drive Earnings Leverage on Existing Asset Base

USA TRUCK

Outlook

2014 Goals

- Positive Trucking and consolidated operating income
- Continued operational improvements
- Continued market share gains
- Continued debt reduction
- Positive EPS for 2014

Longer Term

Metric	FY 2013	Target
Weekly Revenue per Seated Truck	$2,957	$3,200
Weekly Miles per Seated Truck	2,027	2,200
Percentage of Unseated Trucks	5.1%	4.0%
Driver Turnover	102.2%	95.0%
Insurance & Claims Expense as % Base Revenue	7.1% (1)	<6.0%
Fleet Fuel Economy	6.2/mpg	>6.5/mpg
Trucking Maintenance Cost/Mile	$0.16	$0.10

(1) Excluding non-cash charge to adjust the long-term claims liability

USA TRUCK

Appendix
Adjusted Net Loss Reconciliation

Unaudited

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2013	2012	2013	2012
Operating loss	$ (4,693)	$ (3,782)	$ (8,667)	$ (23,272)
Long-term claims liability reserve adjustment	5,970	--	5,970	--
Adjusted operating Income (loss)	1,277	(3,782)	(2,697)	(23,272)
Other loss, net	(2,389)	(1,100)	(4,431)	(3,988)
Legal and related defense costs	1,480	--	1,480	--
Adjusted other loss	(909)	(1,100)	(2,951)	(3,988)
Pretax loss	(7,082)	(4,882)	(13,098)	(27,260)
Total adjustments	7,450	--	7,450	--
Adjusted pretax income (loss)	368	(4,882)	(5,648)	(27,260)
Income tax benefit	(2446)	(1,642)	(3,988)	(9,589)
Total adjustments	2,856	--	2,856	--
Adjusted income tax expense (benefit)	410	(1,642)	(1,132)	(9,589)
Net loss	(4,636)	(3,240)	(9,110)	(17,671)
Total adjustments, net of tax	4,594	--	4,594	--
Adjusted net loss	$ (42)	$ (3,240)	$ (4,516)	$ (17,671)
Loss per share	$ (0.45)	$ (0.31)	$ (0.88)	$ (1.71)
Total adjustments, per share	0.45	--	0.44	--
Adjusted loss per share	$ (0.00)	$ (0.31)	$ (0.44)	$ (1.71)

Appendix
Adjusted EBITDA Reconciliation

Unaudited

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2013	2012	**2013**	2012
Net loss	**$ (4,636)**	$ (3,240)	**$ (9,110)**	$ (17,671)
Add:				
Income tax benefit	**(2,446)**	(1,642)	**(3,988)**	(9,589)
Interest, net	**910**	1,002	**3,662**	4,052
Depreciation and amortization	**11,547**	11,487	**44,947**	45,058
EBITDA	**5,375**	7,607	**35,511**	21,850
Add:				
Long-term claims liability reserve adjustment, pretax	**5,970**	--	**5,970**	--
Legal and related defense costs, pretax	**1,480**	--	**1,480**	--
Adjusted EBITDA	**$ 12,825**	$ 7,607	**$ 42,961**	$ 21,850